                                                                   EXHIBIT 99.27



                                                                    July 1, 1992
                                                      Farmington Hills, Michigan

                                  XXXXXXXXXX
                         Collateralized Promissory Note
                        (Utica, Michigan - Power Center)

        FOR VALUE RECEIVED, the undersigned, XXXXXXXXXX, a Michigan limited partnership ("Maker"), hereby unconditionally promises to pay to the order of XXXXXXXXXX ("Payee"), a Nevada corporation, at XXXXXXXXXX, or such other address given to maker by Payee from time to time, the principal sum of THIRTY MILLION FIVE HUNDRED FIFTY-FIVE THOUSAND AND NO/100THS DOLLARS ($30,555,000) in lawful money of the United States of America, together with interest (calculated on the basis of a 360-day (of 12 30-day months) year on the unpaid principal balance from day-to-day remaining, computed from the date hereof until Maturity (as defined below) at a rate per annum equal to the lesser of
(a) the Maximum Rate, or (b) NINE AND 035/1000THS percent (9.035%).

         Section 1. Definitions. When used in this Note, the following terms shall have the respective meanings specified herein or in the section referred to:

         "Business Day" shall mean any day other than (i) a Saturday or Sunday, or (ii) a day on which banks in New York are required by law to close or are customarily closed.

         "Conversion Date" shall have the meaning ascribed to it in Section 3(a) hereof.

         "Default" or "Event of Default" shall have the meaning ascribed to it in Section 5 hereof.

         "Holder" shall mean Payee, its successors and assigns and any subsequent holder hereof.

         "Kmart" shall mean Kmart Corporation, a Michigan corporation.

         "Lease" or "Leases" shall mean the Lease or Leases on Exhibit 1.1C to the Loan Agreement.

         "Lease Guaranty shall mean each Lease Guaranty described on Exhibit 1.1C to the Loan Agreement.

        "Loan Agreement" shall mean that certain Loan Agreement dated as of even date herewith, pursuant to which the Loan, as defined in the Loan Agreement, evidenced by this Note is governed.

         "Loan Documents" shall mean the Mortgage as hereinafter defined, together with all financing statements and other security documents executed by Maker and Payee and described in Section 1.2 of the Loan Agreement.

         "Make-Whole Premium" shall have the meaning ascribed to it in Section 2 of the Loan Agreement.

         "Maturity" shall mean the earlier of the Maturity Date (as defined in Section 3(a) hereof) or the date on which the outstanding principal balance, accrued unpaid interest , and Make-Whole Premium to the extent it exceeds such principal and interest become due and payable by acceleration on Default, prepayment in accordance with the Loan Agreement or otherwise.

        "Maturity Date" shall have the meaning ascribed to it in Section 3(a) hereof.

         "Maximum Rate" shall mean, as of any day, with respect to the holder hereof, the lesser of twenty-four and 95/100ths percent (24.95%) or the highest nonusurious rate of interest, if any, permitted by applicable law on such day.

         "Mortgage" shall mean that certain mortgage Security Agreement, Assignment of Leases and Rents and Fixtures Filing, dated as of even date herewith, from Maker to Payee, encumbering the real and personal property more particularly described therein located in the City of Utica, Macomb County, Michigan.

         "Mortgaged Property" shall mean the property encumbered by the Mortgage and more particularly described therein.

         "Obligation" shall mean all indebtedness, liabilities and obligations, of every kind and character, of Maker, now or hereafter existing in favor of Payee, regardless of whether they are direct, indirect, primary, secondary, joint, several, joint and several, liquidated, unliquidated, fixed or contingent, and regardless of whether the same may, prior to their acquisition by Payee, be or have been payable to some other person or entity, including, but not limited to, all indebtedness, liabilities and obligations arising under this Note and under the Loan Documents.

         "Overdue Rate" shall mean a rate of interest equal to ten percent (10%) per annum on overdue interest and fifteen percent (15%) on any other overdue amounts due hereunder.

         "Redemption Price" shall have the meaning ascribed to it in Section 5 hereof.

         Section 2.       Loan Agreement; Security.

         (a) This Note is executed and delivered by the Maker pursuant to the terms and conditions of the Loan Agreement.

         (b) This Note and the payment and performance of the Maker's obligations hereunder and under the other Loan Documents are secured by the mortgage and certain of the other Loan Documents.

         Section 3.       Maturity.

         (a) This Note shall include a Pre-Occupancy Term and an Occupancy Term. The Pre-Occupancy Term shall commence on the date hereof and expire on the earlier of the day before the first anniversary of this Note unless extended pursuant to Section 3.1(b) of the Loan Agreement or the date on which Borrower shall satisfy the preconditions set forth in Section 5.2 of the Loan Agreement (such later date the "Conversion Date"). The Occupancy Term shall be a period of time which commences on the Conversion Date and expires on the earlier of June 15, 2013 (the "Maturity Date") or acceleration thereof pursuant to Section 5(b).

         (b) Upon the Maturity Date, this Note shall be due and payable in full and at such time the Redemption Price shall be due and payable in full.

         Section 4.       Payment.

         (a) The Principal of and interest upon this Note shall be due and payable as follows:

                 (i) Interest in the amounts set forth on Exhibit A attached hereto shall be due and payable semiannually in arrears, commencing December 15, 1992, and thereafter, on the fifteenth (15th) day of each succeeding June and December during the term of this Note and on Maturity; and

                 (ii) The principal of this Note shall be due and payable in the amounts set forth on Exhibit A attached hereto, commencing on June 15, 1993, and thereafter, on the fifteenth (15th) day of June of each succeeding year through and including June 15, 2013 in the amount of the then unpaid principal balance.

         (b) Should any amount payable under this Note become due and payable on any day other than a Business Day, such amount shall be payable on the immediately preceding Business Day. All payments of any amount due and payable under this Note shall be made by Maker to Payee in immediately available federal funds. Payments made to Payee by Maker hereunder shall be applied first to accrued interest, then, if applicable, to any other component of the Make-Whole Premium other than interest or principal, and then to principal.

         (c) All past due amounts payable under this Note other than interest and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the lesser of (a) the Maximum Rate, or (b) the Overdue Rate.

         (d) This Note is not subject to prepayment, purchase or redemption at the option of Maker prior to its expressed Maturity Date except on the terms and conditions and in the amounts, if any, set forth in Section 2 of the Loan Agreement.

         Section 5.       Events of Default and Remedies.

         (a) An "Event of Default" shall exist hereunder if any one or more of the following events shall occur and be continuing:

                 (i) Maker shall fail to pay when due any amount payable hereunder; or

                 (ii)     an Event of Default occurs under the Loan Agreement;
         or

                 (iii) Maker shall fail to observe or perform any other obligation, covenant, undertaking, condition or provision in respect of this Note; or;

                 (iv) any of the Loan Documents shall cease to be legal, valid, binding agreements enforceable against any party executing the same in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby; or

                 (v) (1) Maker shall commence or consent to any case, proceeding or other action (A) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to it or seeking to adjudicate it as bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets (or against the Mortgaged Property) or Maker shall make a general assignment for the benefit of creditors or admit in writing that it is unable to pay its debts as they become due; or

                          (2) there shall be commenced against Maker any such case, proceeding or other action referred to in subclause
                 (1) of this clause (v) that (A)
                 results in the entry of an order for relief or any such adjudication or appointment or (B) is not dismissed, discharged or stayed for a period of thirty (30) days from the entry thereof; or

                          (3) there shall be commenced against the Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets (or against the Mortgaged Property) that results in the entry of any order for any such relief which shall not have been vacated, discharged or stayed within thirty (30) days from the entry thereof; or

                          (4)     Maker shall have been dissolved or
                 terminated, or

                          (5) Maker shall take any action authorizing or in furtherance of or indicating its consent to approval of or acquiescence in any of the acts set forth above in this clause
                 (v); or

                (vi) a judgment or judgments shall be rendered against Maker for the payment of money in excess of $50,000 individually or in the aggregate (as to such foregoing amount net of the portion thereof covered by insurance) and such judgement or judgments shall not be discharged or dismissed or execution thereof stayed pending appeal within thirty (30) days after entry.

         (b) Upon the occurrence of an Event of Default under each section other than Section 5(a)(v), Holder may, by written notice to the Maker, declare this Note to be due and payable (without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Maker) at the Redemption Price. As used herein, the "Redemption Price" shall equal the sum of (i) the then outstanding principal amount of this Note, (ii) accrued interest thereon to and including the date of such payment, and (iii) the amount by which the Make-Whole Premium payable, if any, pursuant to Section 2 of the Loan Agreement exceeds the amount set forth in (i) and (ii). Upon the occurrence of an Event of Default under Section 5(a)(v) above in respect of the Maker, this Note shall immediately become due and payable at the Redemption Price.

         Section 6.       Waiver.

         (a) Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and nonpayment or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

         (b) No course of dealing on the part of any Holder of this Note nor any delay or failure on the part of any Holder of this Note to exercise any right shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers and remedies. No exercise or enforcement of any such rights or remedies shall ever be held to exhaust any other right or remedy of such Holder. The rights and remedies expressly provided for in this Note are cumulative and not exclusive of any rights or remedies which any Holder of this Note would otherwise have, including, without limitation, the rights and remedies provided for in the Mortgage.

         Section 7. Notice. Whenever this Note requires or permits any notice, approval, request or demand from one party to another, the notice, approval, request or demand shall be given in accordance with the provisions of the Loan Agreement.

         Section 8. Collection Expense. Maker shall pay Holder all costs and expenses incurred by it in the collection of this Note upon any default hereunder or under any of the other Loan Documents, including the fees, disbursements and other charges of Holder's attorneys for all services rendered in connection therewith.

         Section 9. Registered Note. This Note is registered on the books of Maker and is transferrable only by surrender thereof at the offices of Maker, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder or its attorney, duly authorized in writing. Payment of or on account of any amount due and payable on this Note shall be made only to or upon the order in writing of the registered Holder.

         Section 10. Limited Recourse. Recourse under this Note is governed by the provisions of Section 10 of the Loan Agreement.

         Section 11. Applicable law. This Note is being executed and delivered, and is intended to be performed, in the State of New York. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Note.

        Dated as of the date first above-written.





                                             XXXXXXXXXX,
                                             a Michigan limited partnership



                                           By:       XXXXXXXXXX a
                                                   Michigan corporation, its
                                                   sole General Partner

                                                   By  /s/
                                                     --------------------------
                                                     Its President

                              ALLONGE ENDORSEMENT



         XXXXXXXXXX, as Payee in the foregoing Collateralized Promissory Note ("Note") dated July 1, 1992 in the original principal amount of $30,555,000.00 made by XXXXXXXXXX, hereby endorses said Note as follows:


          "Pay to the order of XXXXXXXXXX, a national banking association, as trustee, for the benefit of the owners from time to time of Mortgage Pass-Through Certificates (Kmart Corporation Power Center - Utica, Michigan Project) Series 1992 under the Trust Agreement dated as of July 1, 1992, by and among XXXXXXXXXX, as Seller and XXXXXXXXXX, and XXXXXXXXXX as Trustees without recourse, representation or warranty."



                                         XXXXXXXXXX, a Nevada corporation


                                         By    XXXXXXXXXX
                                            --------------------------------
                                            Its Vice President





                                      1